SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                           TEMPLETON RUSSIA FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[FRANKLIN TEMPLETON LOGO APPEARS HERE]


                          TEMPLETON RUSSIA FUND, INC.


                       IMPORTANT SHAREHOLDER INFORMATION


These materials are for the Annual Meeting of Shareholders scheduled for Monday, August 28, 2000 at 10:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.


WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.


WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).






                         TELEPHONE AND INTERNET VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

[FRANKLIN TEMPLETON LOGO APPEARS HERE]


                          TEMPLETON RUSSIA FUND, INC.


                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Russia Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Monday, August 28, 2000 at 10:00 a.m. Eastern time.


During the Meeting, shareholders of the Fund will vote on three proposals:


1. The election of five Directors of the Fund to hold office for the terms specified;


2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001; and


3. The transaction of any other business that may properly come before the Meeting.



                                        By order of the Board of Directors,



                                        Barbara J. Green
                                        SECRETARY


July 19, 2000



  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                           TEMPLETON RUSSIA FUND, INC.


                                PROXY STATEMENT


- INFORMATION ABOUT VOTING

  WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on Thursday, June 1, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 19, 2000.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?


     You are being asked to vote on three proposals:


     1. The election of five nominees to the position of Director;


     2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001; and


     3. The transaction of any other business that may properly come before the Meeting.

     HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?


     The Directors unanimously recommend that you vote:


     1. FOR the election of the five nominees;


     2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and


     3. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).


   CAN I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.


- THE PROPOSALS

     PROPOSAL 1: ELECTION OF DIRECTORS

     HOW ARE NOMINEES SELECTED?

   The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.



     WHO ARE THE NOMINEES AND DIRECTORS?

   The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors are expiring. Harmon E. Burns, Frank J. Crothers, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2003 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin funds/registered trademark/ and/or Templeton funds/registered trademark/ (collectively, the "Franklin Templeton funds").

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below, for each nominee and Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of the Franklin Templeton funds.



                                                                         SHARES
                                                                      BENEFICIALLY
                                                                        OWNED IN
                                                 FUND SHARES            FRANKLIN
                                              BENEFICIALLY OWNED        TEMPLETON
                                                AND % OF TOTAL       FUNDS (INCLUDING
       NAME, PRINCIPAL OCCUPATION             OUTSTANDING SHARES     THE FUND) AS OF
     DURING PAST FIVE YEARS AND AGE          AS OF JUNE 30, 2000      JUNE 30, 2000
--------------------------------------      ---------------------   -----------------
  NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:
  HARMON E. BURNS*
  DIRECTOR SINCE 1994 AND VICE
  PRESIDENT SINCE 1996
                                                    0                  599,203
  Vice Chairman, Member--Office of the
  Chairman and Director,
  Franklin Resources, Inc.; Executive
  Vice President and Director,
  Franklin Templeton Distributors,
  Inc.; Executive Vice President,
  Franklin Advisers, Inc.; Director,
  Franklin Investment Advisory
  Services, Inc., Franklin/Templeton
  Investor Services, Inc. and
  Franklin Templeton Services, Inc.;
  and officer and/or director or
  trustee, as the case may be, of most
  of the other subsidiaries of
  Franklin Resources, Inc. and of 52
  of the investment companies in
  Franklin Templeton Investments. Age
  55.

  FRANK J. CROTHERS
  DIRECTOR SINCE 1998
                                                    0                    7,994
  Chairman, Caribbean Electric Utility
  Services Corporation and
  Atlantic Equipment & Power Ltd.;
  Vice Chairman, Caribbean
  Utilities Co., Ltd.; President,
  Provo Power Corporation; director of
  various other business and
  non-profit organizations; and director
  or trustee, as the case may be, of 12
  of the investment companies in
  Franklin Templeton Investments. Age 56.

  BETTY P. KRAHMER
  DIRECTOR SINCE 1994
                                                  500(**)              141,995
  Director or trustee of various civic
  associations; director or trustee,
  as the case may be, of 19 of the
  investment companies in Franklin
  Templeton Investments; and FORMERLY,
  Economic Analyst, U.S.
  government. Age 70.

                                                                         SHARES
                                                                      BENEFICIALLY
                                                                        OWNED IN
                                                 FUND SHARES             FRANKLIN
                                              BENEFICIALLY OWNED        TEMPLETON
                                               AND % OF TOTAL       FUNDS (INCLUDING
       NAME, PRINCIPAL OCCUPATION             OUTSTANDING SHARES     THE FUND) AS OF
     DURING PAST FIVE YEARS AND AGE          AS OF JUNE 30, 2000      JUNE 30, 2000
--------------------------------------      ---------------------   -----------------
  GORDON S. MACKLIN
  DIRECTOR SINCE 1994
                                                  2,500(**)            301,534
  Director, Martek Biosciences
  Corporation, WorldCom, Inc.
  (communications services),
  MedImmune, Inc. (biotechnology),
  Overstock.com (internet services),
  White Mountains Insurance
  Group, Ltd. (holding company) and
  Spacehab, Inc. (aerospace
  services); director or trustee, as
  the case may be, of 48 of the
  investment companies in Franklin
  Templeton Investments; and
  FORMERLY, Chairman, White River
  Corporation (financial services)
  (until 1998) and Hambrecht & Quist
  Group (investment banking)
  (until 1992), and President,
  National Association of Securities
  Dealers, Inc. (until 1987). Age 72.

  FRED R. MILLSAPS
  DIRECTOR SINCE 1994
                                                      0              1,846,295
  Manager of personal investments
  (1978-present); director of
  various business and nonprofit
  organizations; director or trustee, as
  the case may be, of 20 of the
  investment companies in Franklin
  Templeton Investments; and FORMERLY,
  Chairman and Chief Executive Officer,
  Landmark Banking Corporation (1969-1978),
  Financial Vice President, Florida
  Power and Light (1965-1969), and
  Vice President, Federal Reserve Bank
  of Atlanta (1958-1965). Age 71.

  DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:
  HARRIS J. ASHTON
  DIRECTOR SINCE 1994
                                                  1,000(**)            508,050
  Director, RBC Holdings, Inc. (bank
  holding company) and Bar-S
  Foods (meat packing company);
  director or trustee, as the case
  may be, of 48 of the investment
  companies in Franklin Templeton
  Investments; and FORMERLY,
  President, Chief Executive Officer and
  Chairman of the Board, General Host
  Corporation (nursery and
  craft centers) (until 1998). Age 68.

                                                                         SHARES
                                                                      BENEFICIALLY
                                                                         OWNED IN
                                                 FUND SHARES             FRANKLIN
                                              BENEFICIALLY OWNED        TEMPLETON
                                                AND % OF TOTAL       FUNDS (INCLUDING
       NAME, PRINCIPAL OCCUPATION             OUTSTANDING SHARES     THE FUND) AS OF
     DURING PAST FIVE YEARS AND AGE          AS OF JUNE 30, 2000      JUNE 30, 2000
--------------------------------------      ---------------------   -----------------
  NICHOLAS F. BRADY*
  DIRECTOR SINCE 1994
                                                  1,000(**)            60,602
  Chairman, Templeton Emerging Markets
  Investment Trust PLC,
  Templeton Latin America Investment
  Trust PLC, Darby Overseas
  Investments, Ltd. and Darby Emerging
  Markets Investments LDC
  (investment firms) (1994-present);
  Director, Templeton Global
  Strategy Funds, Amerada Hess
  Corporation (exploration and
  refining of oil and gas), C2, Inc.
  (operating and investment
  business), and H.J. Heinz Company
  (processed foods and allied
  products); director or trustee, as
  the case may be, of 19 of the
  investment companies in Franklin
  Templeton Investments; and
  FORMERLY, Secretary of the United
  States Department of the
  Treasury (1988-1993), Chairman of
  the Board, Dillon, Read & Co.,
  Inc. (investment banking) (until
  1988) and U.S. Senator, New
  Jersey (April 1982-December 1982).
  Age 70.

  S. JOSEPH FORTUNATO
  DIRECTOR SINCE 1994
                                                  1,000(**)           644,201
  Member of the law firm of Pitney,
  Hardin, Kipp & Szuch; and
  director or trustee, as the case may
  be, of 50 of the investment
  companies in Franklin Templeton
  Investments. Age 67.

  CONSTANTINE D. TSERETOPOULOS
  DIRECTOR SINCE 1997
                                                      0                68,645
  Physician, Lyford Cay Hospital
  (1987-present); director of various
  nonprofit organizations; director or
  trustee, as the case may be, of
  12 of the investment companies in
  Franklin Templeton
  Investments; and FORMERLY,
  Cardiology Fellow, University of
  Maryland (1985-1987) and Internal
  Medicine Intern, Greater
  Baltimore Medical Center
  (1982-1985). Age 46.

                                                                         SHARES
                                                                      BENEFICIALLY
                                                                         OWNED IN
                                                 FUND SHARES             FRANKLIN
                                              BENEFICIALLY OWNED        TEMPLETON
                                               AND % OF TOTAL       FUNDS (INCLUDING
       NAME, PRINCIPAL OCCUPATION             OUTSTANDING SHARES     THE FUND) AS OF
     DURING PAST FIVE YEARS AND AGE          AS OF JUNE 30, 2000      JUNE 30, 2000
--------------------------------------      ---------------------   -----------------
  DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:
  MARTIN L. FLANAGAN*
  DIRECTOR AND VICE PRESIDENT SINCE 1994
                                                     0                  13,203
  President, Member--Office of the
  President, Chief Financial
  Officer and Chief Operating Officer,
  Franklin Resources, Inc.;
  Executive Vice President and
  Director, Franklin/Templeton
  Investor Services, Inc.; President
  and Chief Financial Officer,
  Franklin Mutual Advisers, LLC;
  Executive Vice President, Chief
  Financial Officer and Director,
  Templeton Worldwide, Inc.;
  Executive Vice President, Chief
  Operating Officer and Director,
  Templeton Investment Counsel, Inc.;
  Executive Vice President,
  Franklin Advisers, Inc. and Franklin
  Investment Advisory Services,
  Inc.; Chief Financial Officer,
  Franklin Advisory Services, LLC;
  Chairman and Director, Franklin
  Templeton Services, Inc.; officer
  and/or director of some of the other
  subsidiaries of Franklin
  Resources, Inc.; and officer and/or
  director or trustee, as the case
  may be, of 52 of the investment
  companies in Franklin Templeton
  Investments. Age 40.

  JOHN WM. GALBRAITH
  DIRECTOR SINCE 1995
                                                 1,167(**)           3,198,310
  President, Galbraith Properties,
  Inc. (personal investment
  company); Director Emeritus, Gulf
  West Banks, Inc. (bank holding
  company) (1995-present); director or
  trustee, as the case may be,
  of 18 of the investment companies in
  Franklin Templeton
  Investments; and FORMERLY, Director,
  Mercantile Bank (1991-1995),
  Vice Chairman, Templeton, Galbraith
  & Hansberger Ltd. (1986-
  1992), and Chairman, Templeton Funds
  Management, Inc. (1974-
  1991). Age 78.

  ANDREW H. HINES, JR.
  DIRECTOR SINCE 1994
                                                     0                  58,443
  Consultant, Triangle Consulting
  Group; Executive-in-Residence,
  Eckerd College (1991-present);
  director or trustee, as the case may
  be, of 20 of the investment
  companies in Franklin Templeton
  Investments; and FORMERLY, Chairman
  and Director, Precise Power
  Corporation (1990-1997), Director,
  Checkers Drive-In Restaurant,
  Inc. (1994-1997), and Chairman of
  the Board and Chief Executive
  Officer, Florida Progress
  Corporation (holding company in the
  energy area) (1982-1990) and
  director of various of its
  subsidiaries. Age 77.

                                                                         SHARES
                                                                      BENEFICIALLY
                                                                         OWNED IN
                                                 FUND SHARES             FRANKLIN
                                              BENEFICIALLY OWNED        TEMPLETON
                                                AND % OF TOTAL       FUNDS (INCLUDING
       NAME, PRINCIPAL OCCUPATION             OUTSTANDING SHARES     THE FUND) AS OF
     DURING PAST FIVE YEARS AND AGE          AS OF JUNE 30, 2000      JUNE 30, 2000
--------------------------------------      ---------------------   -----------------
  EDITH E. HOLIDAY
  DIRECTOR SINCE 1996
                                                    100(**)              18,195
  Director, Amerada Hess Corporation
  (exploration and refining of
  oil and gas) (1993-present),
  Hercules Incorporated (chemicals,
  fibers and resins) (1993-present),
  Beverly Enterprises, Inc. (health
  care) (1995-present), H.J. Heinz
  Company (processed foods and
  allied products) (1994-present) and
  RTI International Metals, Inc.
  (manufacture and distribution of
  titanium) (July 1999-present);
  director or trustee, as the case may
  be, of 26 of the investment
  companies in Franklin Templeton
  Investments; and FORMERLY,
  Assistant to the President of the
  United States and Secretary of the
  Cabinet (1990-1993), General Counsel
  to the United States
  Treasury Department (1989-1990), and
  Counselor to the Secretary
  and Assistant Secretary for Public
  Affairs and Public Liaison--
  United States Treasury Department
  (1988-1989). Age 48.

  CHARLES B. JOHNSON*
  CHAIRMAN SINCE 1995 AND VICE
  PRESIDENT SINCE 1994
                                                 50,000(**)          22,617,159
  Chairman of the Board, Chief
  Executive Officer, Member--Office
  of the Chairman and Director,
  Franklin Resources, Inc.; Chairman
  of the Board and Director, Franklin
  Investment Advisory Services,
  Inc.; Vice President, Franklin
  Templeton Distributors, Inc.;
  Director, Franklin/Templeton
  Investor Services, Inc. and Franklin
  Templeton Services, Inc.; officer
  and/or director or trustee, as the
  case may be, of most of the other
  subsidiaries of Franklin
  Resources, Inc. and of 49 of the
  investment companies in Franklin
  Templeton Investments. Age 67.

     ------------------------
   * Nicholas F. Brady, Harmon E. Burns, Martin L. Flanagan, and Charles B. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Messrs. Burns and Flanagan are interested persons due to their employment affiliation with Resources and their positions with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").

  ** Less than 1%.

   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?


   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.


   During the fiscal year ended March 31, 2000, there were five meetings of the Board, four meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.


   Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the Franklin Templeton funds. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                         AGGREGATE         NUMBER OF BOARDS WITHIN
                                       COMPENSATION       FRANKLIN TEMPLETON FUNDS        TOTAL COMPENSATION FROM
         NAME OF DIRECTOR             FROM THE FUND*     ON WHICH DIRECTOR SERVES**     FRANKLIN TEMPLETON FUNDS***
----------------------------------   ----------------   ----------------------------   ----------------------------
    Harris J. Ashton                      $2,500                    48                           $363,165
    Nicholas F. Brady                      2,500                    19                            138,700
    Frank J. Crothers                      2,526                    12                             72,400
    S. Joseph Fortunato                    2,500                    50                            363,238
    John Wm. Galbraith                     2,513                    18                            144,200
    Andrew H. Hines, Jr.                   2,513                    20                            203,700
    Edith E. Holiday                       2,500                    26                            237,265
    Betty P. Krahmer                       2,500                    19                            138,700
    Gordon S. Macklin                      2,500                    48                            363,165
    Fred R. Millsaps                       2,512                    20                            201,700
    Constantine D. Tseretopoulos           2,516                    12                             70,400

     ------------------------

   * Compensation received for the fiscal year ended March 31, 2000.

  ** We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

 *** For the calendar year ended December 31, 1999.


   The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:



      NAME AND OFFICES                    PRINCIPAL OCCUPATION
        WITH THE FUND                DURING PAST FIVE YEARS AND AGE
----------------------------   -----------------------------------------
  CHARLES B. JOHNSON           See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1994

       NAME AND OFFICES                                PRINCIPAL OCCUPATION
         WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
------------------------------   ----------------------------------------------------------------
  J. MARK MOBIUS                 Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1994           Managing Director, Templeton Asset Management Ltd.;
                                 Executive Vice President and Director, Templeton Global
                                 Advisors Limited; officer of eight of the investment
                                 companies in Franklin Templeton Investments; and FORMERLY,
                                 President, International Investment Trust Company Limited
                                 (investment manager of Taiwan R.O.C. Fund) (1986-1987)
                                 and Director, Vickers da Costa, Hong Kong (1983-1986).
                                 Age 63.

  RUPERT H. JOHNSON, JR.         Vice Chairman, Member--Office of the Chairman and
  VICE PRESIDENT SINCE 1996      Director, Franklin Resources, Inc.; Executive Vice President
                                 and Director, Franklin Templeton Distributors, Inc.; Director,
                                 Franklin Advisers, Inc., Franklin Investment Advisory
                                 Services, Inc. and Franklin/Templeton Investor Services, Inc.;
                                 Senior Vice President, Franklin Advisory Services, LLC; and
                                 officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
                                 Investments. Age 59.

  HARMON E. BURNS                See Proposal 1, "Election of Directors."
  DIRECTOR SINCE 1994 AND
  VICE PRESIDENT SINCE 1996

  CHARLES E. JOHNSON             President, Member--Office of the President and Director,
  VICE PRESIDENT SINCE 1996      Franklin Resources, Inc.; Senior Vice President, Franklin
                                 Templeton Distributors, Inc.; President and Director,
                                 Templeton Worldwide, Inc. and Franklin Advisers, Inc.;
                                 Director, Templeton Investment Counsel, Inc.; President,
                                 Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin
                                 Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin
                                 Templeton Investments. Age 44.

  MARK G. HOLOWESKO              President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1994      Investment Officer, Global Equity Group; Executive Vice
                                 President and Director, Templeton Worldwide, Inc.; officer of
                                 19 of the investment companies in Franklin Templeton
                                 Investments; and FORMERLY, Investment Administrator,
                                 RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                 Age 40.

  MARTIN L. FLANAGAN             See Proposal 1, "Election of Directors."
  DIRECTOR AND VICE PRESIDENT
  SINCE 1994

           NAME AND OFFICES                                    PRINCIPAL OCCUPATION
             WITH THE FUND                                DURING PAST FIVE YEARS AND AGE
--------------------------------------   ----------------------------------------------------------------
  SAMUEL J. FORESTER, JR.                Managing Director, Templeton Worldwide, Inc.; Vice
  VICE PRESIDENT SINCE 1994              President and Director, Templeton Global Income Portfolio
                                         Ltd.; Director, Closed Joint-Stock Company Templeton and
                                         Templeton Trust Services Pvt. Ltd.; officer of 10 of the
                                         investment companies in Franklin Templeton Investments;
                                         and FORMERLY, President, Templeton Global Bond Managers, a
                                         division of Templeton Investment Counsel, Inc., Founder and
                                         Partner, Forester, Hairston Investment Management, Inc.
                                         (1989-1990), Managing Director (Mid-East Region), Merrill
                                         Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor
                                         for Saudi Arabian Monetary Agency (1982-1987). Age 52.

  JOHN R. KAY                            Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994              President, Franklin Templeton Distributors, Inc.; officer of 24 of the investment companies in Franklin Templeton
                                         Investments; and FORMERLY, Vice President and Controller,
                                         Keystone Group, Inc. Age 59.

  MURRAY L. SIMPSON                      Executive Vice President and General Counsel, Franklin
  VICE PRESIDENT AND ASSISTANT           Resources, Inc.; officer and/or director of some of the
  SECRETARY SINCE FEBRUARY 2000          subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
                                         and FORMERLY, Chief Executive Officer and Managing Director,
                                         Templeton Franklin Investment Services (Asia) Limited (until
                                         January 2000) and Director, Templeton Asset Management
                                         Ltd. (until 1999). Age 63.

  BARBARA J. GREEN                       Vice President and Deputy General Counsel, Franklin
  VICE PRESIDENT SINCE FEBRUARY 2000     Resources, Inc.; Senior Vice President, Templeton Worldwide,
  AND SECRETARY SINCE 1996               Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments;
                                         and FORMERLY, Deputy Director, Division of Investment
                                         Management, Executive Assistant and Senior Advisor to the
                                         Chairman, Counselor to the Chairman, Special Counsel and
                                         Attorney Fellow, U.S. Securities and Exchange Commission
                                         (1986-1995), Attorney, Rogers & Wells (until 1986), and
                                         Judicial Clerk, U.S. District Court (District of Massachusetts)
                                         (until 1979). Age 52.

         NAME AND OFFICES                                 PRINCIPAL OCCUPATION
          WITH THE FUND                              DURING PAST FIVE YEARS AND AGE
---------------------------------   ----------------------------------------------------------------
  DAVID P. GOSS                     Counsel, Franklin Resources, Inc.; President, Chief Executive
  VICE PRESIDENT AND ASSISTANT      Officer and Director, Franklin Select Realty Trust, Property
  SECRETARY SINCE FEBRUARY 2000     Resources, Inc., Property Resources Equity Trust; Franklin
                                    Real Estate Management, Inc. and Franklin Properties, Inc.;
                                    officer and director of some of the other subsidiaries of
                                    Franklin Resources, Inc.; officer of 53 of the investment
                                    companies in Franklin Templeton Investments; and FORMERLY,
                                    President, Chief Executive Officer and Director, Franklin
                                    Real Estate Income Fund and Franklin Advantage Real
                                    Estate Income Fund (until 1996). Age 53.

  ELIZABETH M. KNOBLOCK             General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT--COMPLIANCE        Templeton Investment Counsel, Inc.; Senior Vice President,
  SINCE 1996                        Templeton Global Investors, Inc.; officer of other subsidiaries of Franklin Resources, Inc. and of 23 of the investment
                                    companies in Franklin Templeton Investments; and FORMERLY,
                                    Vice President and Associate General Counsel, Kidder
                                    Peabody & Co. Inc. (1989-1990), Assistant General Counsel,
                                    Gruntal & Co., Inc. (1988), Vice President and Associate
                                    General Counsel, Shearson Lehman Hutton Inc. (1988), Vice
                                    President and Assistant General Counsel, E.F. Hutton & Co.
                                    Inc. (1986-1988), and Special Counsel, Division of Investment
                                    Management, U.S. Securities and Exchange Commission
                                    (1984-1986). Age 45.

  JAMES R. BAIO                     Certified Public Accountant; Senior Vice President,
  TREASURER SINCE 1994              Templeton Worldwide, Inc., Templeton Global Investors, Inc.
                                    and FTTrust Company; officer of 20 of the investment
                                    companies in Franklin Templeton Investments; and FORMERLY,
                                    Senior Tax Manager, Ernst & Young (certified public
                                    accountants) (1977-1989). Age 46.

     PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS


     HOW ARE INDEPENDENT AUDITORS SELECTED?


   The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?


   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated March 31, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.


   McGladrey & Pullen, LLP resigned as auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors from the Fund's inception through the fiscal year ended March 31, 1999. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, nor have McGladrey & Pullen, LLP's reports on the financial statements for the last two years contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope, or accounting principles. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following its acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements became associated with PricewaterhouseCoopers LLP. The selection of PricewaterhouseCoopers LLP as auditors of the Fund for the fiscal year ended March 31, 2000 was recommended by the Audit Committee and approved by the Board on July 21, 1999. The selection was then ratified by the Fund's shareholders at the 1999 Annual Meeting of Shareholders.


   Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   PROPOSAL 3: OTHER BUSINESS


   The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before June 29, 2000, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.


- INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with an office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), with offices at 777 Mariners Island Boulevard, San Mateo, California 94404. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.


   THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.


   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated March 31, 2000, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   As of June 1, 2000, the Fund had 5,418,175 shares outstanding and total net assets of $85,873,563. The Fund's shares are listed on the NYSE (Symbol:
   TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 1, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.


   In addition, to the knowledge of the Fund's management, as of June 1, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


- FURTHER INFORMATION ABOUT VOTING AND
  THE SHAREHOLDERS' MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.


   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the proposals to be considered at the Meeting on behalf of their customers and the beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, for the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.


   SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Emerging Markets Appreciation Fund, Inc. It is anticipated that both meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.


   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.


   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in August, 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than March 21, 2001 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by June 4, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.



                                      By order of the Board of Directors,



                                      Barbara J. Green
                                      SECRETARY


     July 19, 2000

                                                               TLTRF PROXY 7/00

                           TEMPLETON RUSSIA FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 28, 2000

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, SAMUEL J. FORESTER, JR. and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia Fund, Inc. (the" Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., Eastern time, on the 28th day of August 2000, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE
VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 3.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                               Please mark your ballot as
                                               indicated in this example  [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 3.

Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: HARMON E. BURNS, FRANK J. CROTHERS,
    listed (except as              AUTHORITY          BETTY P. KRAHMER, GORDON S. MACKLIN AND FRED R. MILLSAPS
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending March 31, 2001.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

                      FOR               AGAINST             ABSTAIN

                      [  ]                [  ]                [  ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                              DATED       , 2000
             ---------------------------------------------      -------

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE